March 12, 2015

VIA EDGAR
Securities and Exchange Commission
100 F St. NE
Washington, D.C. 20549

Re:    First Symetra National Life Insurance Co of NY Separate
Account S (811-07949)

Dear Commissioners:

On behalf of First Symetra National Life Insurance Company of NY and the First Symetra National Life Insurance Co of NY Separate Account S, we hereby submit, pursuant to Rule 30b2-1(b) under the Investment Company Act of 1940, that the Account's annual report for the period ending December 31, 2014 has been transmitted to contract owners accordingly.

We incorporate by reference the following annual reports for the underlying funds:

Filer/Entity: American Century Variable Portfolios Inc
Registration No.: 811-05188
CIK No.: 0000814680
Fund:    American Century VP Balanced Fund Class I
American Century VP International Fund Class I
Accession No.: 0000814680-15-000013
Date of Filing: 2015-02-20

Filer/Entity: Federated Insurance Series
Registration No.: 811-08042
CIK No.: 0000912577
Fund:    Federated High Income Bond Fund II - Primary Shares
Federated High Income Bond Fund II - Primary Shares
Accession No.: 0001623632-15-000319
Date of Filing: 2015-02-24

Filer/Entity: Pioneer Variable Contracts Trust /MA/
Registration No.: 811-08786
CIK No.: 0000736913
Fund:     Pioneer Bond VCT Portfolio - Class I Shares
Pioneer Fund VCT Portfolio - Class I Shares
Pioneer Mid Cap Value VCT Portfolio - Class I Shares
Pioneer Select Mid Cap Growth VCT Portfolio - Class I Shares
Accession No.: 0000898432-15-000372
Date of Filing: 2015-03-03

Filer/Entity: Variable Insurance Products Fund V
Registration No.: 811-05361
CIK No.: 0000823535
Fund:     Fidelity VIP Money Market Portfolio - Service Class 2
Accession No.: 0000035315-15-000047
Date of Filing: 2015-02-23

Filer/Entity: Voya Investors Trust
Registration No.: 811-05629
CIK No.: 0000837276
Fund:     Voya Global Resources Portfolio - Class S
VY JPMorgan Emerging Markets Equity Portfolio - Class I
Accession No.: 0001571049-15-001720
Date of Filing: 2015-03-06

If you have any questions regarding this filing, please contact me at (425) 256-5026.

Sincerely,

/s/Jacqueline M. Veneziani

Jacqueline M. Veneziani
Vice President and Associate
General Counsel

Dear Valued Customer:

Enclosed are regulatory documents for your First Symetra National Life Insurance Company of New York variable annuity and the underlying investment portfolios offered under your First Symetra contract(s).

Regulatory documents, including the financial statements of First Symetra National Life Insurance Company of New York, are available online at www.symetra.com or you can request copies by calling us at 1-800-796-3872.

As always, First Symetra is committed to providing you with quality products and convenient services. We thank you for your business and look forward to helping you meet your financial goals in the years ahead.

If you have any questions or would like additional information, please call one of our customer service representatives at 1-800-796-3872, 6:00am to 4:30pm PST.

Sincerely,

Thomas M. Marra
President
First Symetra National Life Insurance Company of New York

RE: Have you changed your email address?

Dear Valued Customer:

We have attempted to notify you by email that you have new regulatory documents available for viewing, but each time the email has been returned as undeliverable. The documents are for the portfolios available in your variable annuity or variable life insurance product(s) issued by Symetra Life Insurance
Company ("Symetra Life") or by First Symetra National Life Insurance Company of
New York ("First Symetra").

This is a concern for us because the Securities and Exchange Commission (SEC)
requires that we notify you when a new regulatory document is available for viewing. If you wish to continue receiving these notifications by email, please log in to your account and update your email address immediately. You can view these regulatory documents at www.symetra.com.(Customers with a variable annuity issued by First Symetra can view regulatory documents at www.symetra.
com/newyork.)

If you have any questions or would like additional information, please call one of our customer service representatives at 1-800-796-3872, 6:00 a.m. to
4:30 p.m. PT or your registered representative.

/s/Thomas M. Marra

Thomas M. Marra
President
Symetra Life Insurance Company
First Symetra National Life Insurance Company of New York

Symetra Life Insurance Company, not a licensed insurer in New York, is the parent company of First Symetra National Life Insurance Company of New York.